UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

MIND Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-13490	76-0210849
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2002 Timberloch Place, Suite 550
The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-353-4475

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $0.01 par value per share	MIND	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company         ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 12, 2024, at the 2024 Virtual Annual Meeting of Stockholders (the “Annual Meeting”) of MIND Technology, Inc., a Delaware corporation (the “Company”), stockholders were requested to (1) elect five individuals to serve on the Board of Directors of the Company until the next annual meeting of stockholders, each until their respective successors are duly elected and qualified; (2) approve an amendment to the MIND Technology, Inc. Amended and Restated Stock Awards Plan (the “Plan” or the “Stock Awards Plan”) to increase the number of shares authorized for issuance by 200,000 shares (the “Fourth Amendment”); (3) approve, on an advisory basis, Named Executive Officer compensation; (4) vote, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation; and (5) ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025. Each proposal is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on October 25, 2024.

The results of voting on the proposals submitted to vote of the Company's stockholders are set forth below.

1.    The election of five individuals to serve on the Board of Directors until the next annual meeting of stockholders, to hold office until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	1,780,260	768.982	3,501,183
Robert P. Capps	2,358,099	191,143	3,501,183
William H. Hilarides	2,070,066	479,176	3,501,183
Thomas S. Glanville	2,066,235	483,007	3,501,183
Alan P. Baden	2,095,720	453,522	3,501,183

2.	The approval of the Fourth Amendment to the Stock Awards Plan:

Voted For	Voted Against	Abstentions	Broker Non-Votes
2,173,766	269,703	105,773	3,501,183

3.	The approval, on an advisory basis, of Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
2,039,890	417,012	92,340	3,501,183

4.	The approval, on an advisory basis, of the frequency of future advisory votes on Named Executive Officer compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
2,349,535	33,425	80,275	86,007	3,501,183

5.    The ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2025:

Voted For	Voted Against	Abstentions	Broker Non-Votes
5,820,575	182,169	47,681	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIND Technology, Inc.

December 16, 2024	By:	/s/ Robert P. Capps
Name: Robert P. Capps
Title: President and Chief Executive Officer